Contract liabilities	12 Months Ended
Mar. 31, 2021
Contract liabilities [abstract]
Contract liabilities
24	Contract liabilities

	As at 31 March 2021	As at 31 March 2020
Non-current
Deferred revenue	1,364	—

Total	1,364	—

Current
Deferred revenue	61	1

Total	61	1

The Group has certain power purchase agreements entered with customers which contains provision for claiming cost over-runs due to change in law clause, subject to approval by appropriate authority. The significant increase in contract liabilities in the year ended 31 March 2021 is due to receipt of approval of cost over-run
which the Group has included as part of transaction price. The contract liabilities have been recognised at the present value of estimated cash flows and it will be recognised as revenue when the Group satisfies its performance obligations under the contract, which are expected to be recognised on straight-line basis over a period of 23 years (refer note 30(c))
.